Alger 25 Fund

Summary Prospectus

December 28, 2017

Class   Ticker Symbols

P  ATFPX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling 1(800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund's Prospectus and Statement of Additional Information, both dated December 28, 2017, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.

Investment Objective

Alger 25 Fund seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class P
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%*
Other Expenses	0.64%
Total Annual Fund Operating Expenses	1.19%
Expense Reimbursement	0.54%**
Total Annual Fund Operating Expenses After Expense Reimbursement	0.65%

* The management fee paid to Fred Alger Management, Inc. (the "Manager") consists of a base fee at an annual rate of 0.55% of the Fund's average daily net assets and a positive or negative performance adjustment of up to an annual rate of 0.25% based upon the Fund's performance relative to the S&P 500 Index, resulting in a minimum total fee of 0.30% and a maximum total fee of 0.80%.

** The Manager has contractually agreed to limit the Other Expenses of the Fund so that such expenses never exceed 0.10% of average daily net assets. This commitment is currently expected to remain in place for the life of the Fund, can only be amended or terminated by agreement of the Fund's Board of Trustees and the Manager, and will terminate automatically in the event of termination of the Investment Advisory Agreement between the Fund and the Manager.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that there is no performance adjustment to the management fee, and that the Fund's operating expenses remain the same. The one-year example and the first year of the three-years example are based on net operating expenses, which reflect the contractual expense limitation agreed to by Fred Alger Management, Inc. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

	1 Year	3 Years
Class P	$66	$324

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. Because Alger 25 Fund is a new series, there is no portfolio turnover rate disclosed.

Inspired by Change, Driven by Growth.

ALGER 25 FUND 2/4

Summary Prospectus

December 28, 2017

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

Under normal circumstances, the Fund invests in a 25-stock portfolio of equity securities of companies of any market capitalization that Fred Alger Management, Inc. believes are undergoing Positive Dynamic Change. Equity securities include common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Fund invests primarily in companies whose securities are traded on domestic exchanges. The Fund focuses its investments in technology companies benefiting from technological improvements, advancements or developments. Technology companies are those companies that, in the opinion of Fred Alger Management, Inc., use technology extensively to improve their business processes, applications and opportunities or seek to grow through technological developments and innovations.

The Fund intends to invest a substantial portion of its assets in a smaller number of issuers. Generally the Fund will own approximately 25 holdings. As a result, the Fund is a non-diversified investment company, which means the performance results of any one position may have a greater impact on the Fund's performance.

The Fund's portfolio manager may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive.

The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed. However, leverage also has the potential to magnify any decrease in the value of borrowed securities.

The Fund can invest in foreign securities.

Principal Risks

An investment in the Fund involves risks. The Fund's share price may go down, which means you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Risk — An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk — Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably.

Equity Securities Risk — The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Technology Companies Risk — The Fund may have a significant portion of its assets invested in securities of technology companies. Many technology companies have limited operating histories and prices of these companies' securities have historically been more volatile than other securities, especially over the short term. Technology companies may also face increased competition, government regulation, and risk of obsolescence due to the progress of technological developments.

Non-Diversification Risk — The Fund is a non-diversified investment company. Therefore, the Fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a diversified portfolio.

Small Number of Holdings Risk — Under normal circumstances, the Fund invests in a 25-stock portfolio. Therefore, the Fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings.

Growth Stocks Risk — Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

Small Cap and Mid Cap Securities Risk — There may be greater risk in investing in smaller, less seasoned companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization.

Foreign Securities Risk — The Fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing audit and legal standards.

Leverage Risk — The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value; thus the Fund's net asset value could decrease more quickly than if it had not borrowed.

ALGER 25 FUND 3/4

Summary Prospectus

December 28, 2017

Performance

No performance information will be presented until the Fund has been in operation for a full calendar year. Annual performance information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance will be available at www.alger.com within a reasonable amount of time after the Fund commences operations.

Management

Investment Manager:	Portfolio Manager Responsible for Day-to-Day Management of the Fund's Portfolio:
Fred Alger Management, Inc.	Ankur Crawford, Ph.D. Senior Vice President and Portfolio Manager Since December 2017

Shareholder Information

Purchasing and Redeeming Fund Shares

The Fund's Class P Shares are generally subject to a minimum initial investment of $500,000. Class P Shares are an investment vehicle principally for institutional investors such as registered investment advisers, banks, trust companies, and other financial institutions, for investments in employee benefit plans, or for advisory platform investors who pay a separate fee to such institution for the right to invest.

Investors may purchase, redeem, or exchange Fund shares on any business day through a financial intermediary.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

ALGER 25 FUND 4/4

Summary Prospectus

December 28, 2017

Fred Alger & Company, Incorporated 360 Park Avenue South, New York, NY 10010 / 800.992.3863 / www.alger.com

Alger25P 122817